CONSENT OF INDEPENDENT AUDITOR

We consent to the reference to our firm as "EXPERTS" and to the use of our reports dated September 13, 1996 and September 11, 1995 in Amendment No. 1 to the Registration Statement on Form S-2 and the related Prospectus of Sigma Alpha Group, Ltd.


                                           COGEN SKLAR LLP


Bala Cynwyd, Pennsylvania
August 13, 1997